Statement of Operations	6 Months Ended
Dec. 31, 2020 USD ($) $ / shares shares
General and administrative expenses	$ 1,104,601
Loss from operations	(1,104,601)
Unrealized gain on investments held in Trust Account	171,366
Net loss	$ (933,235)
Class A Ordinary Shares
Basic and diluted weighted average shares outstanding | shares	69,000,000
Class B Ordinary Shares
Basic and diluted weighted average shares outstanding | shares	17,250,000
Basic and diluted net loss per ordinary share | $ / shares	$ (0.05)